SUPPLEMENT DATED DECEMBER 16, 2015
 TO

PROSPECTUS DATED APRIL 30, 2010
FOR PREFERRED ADVISOR

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
 KMA VARIABLE ACCOUNT

This supplement contains information regarding changes to an investment option that may be available under your Contract.

Effective February 1, 2016, the name of the following investment option will change for K-100 Qualified Contracts (Form #VA-1-81) Issued Before May 1, 1986 Pursuant to Section 457 of the Internal Revenue Code as described in "Appendix B - Prior Contracts of the Variable Account:"

Current Name	New Name

Wells Fargo Income Plus Fund	Wells Fargo Core Plus Bond Fund

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.